UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant To Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)  February 11, 2000

                            LORACA INTERNATIONAL INC.
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               (Exact name of registrant as specified in charter)

          Nevada                           005-58227                         87-0555751
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(State or other jurisdiction        (Commission File Number)        (IRS Employer Identification
of incorporation)                                                   No.)


1601 Fifth Avenue, Suite 2320, Seattle, WA                              98101
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code  (206) 332-0400
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           5600 Wyoming Blvd., N.E., Suite 150, Albuquerque, NM 87109
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          (Former name or former address, if changed since last report)

ITEM 2.  Acquisition Or Disposition Of Assets

     On February 11, 2000, Loraca International, Inc. ("Loraca"), through its subsidiary, entered into an agreement to acquire all of the outstanding shares of The Lexus Companies, Inc. and its subsidiary, Calumet Securities Corporation (collectively "Lexus") pursuant to the terms of an Agreement and Plan of Merger (the "Agreement"). Loraca (through its subsidiary) shall pay to Lexus an aggregate of (i) 377,778 shares of common stock, par value $0.001 per share, of Loraca (the "Loraca Common Stock"), and (ii) floating rate convertible subordinated notes in the principal amount of $2.3 million (the "Notes").

     The value of the consideration paid by Loraca for the Lexus stock was based on an arm's length negotiation between the parties after considering the perceived value of the Lexus business and its assets, the liabilities of Lexus that are to be assumed by the subsidiary of Loraca, and the market value of the shares of Loraca Common Stock that will be delivered at Closing or that will be issuable upon conversion of the Notes.

     Loraca intends to continue operating the Calumet business in its growing internet mortgage operations as a platform to fund and service the loans that Loraca and its subsidiaries originate.


ITEM 7.  Financial Statements And Exhibits

     (a) Financial statements of business acquired.
         To be filed by amendment within 60 days of this report.

     (b) Pro forma financial information. To be filed by amendment within 60 days of this report.

     (a) Exhibits.


Exhibit        Description
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Exhibit 2.1*   Agreement and Plan of Merger dated as of February 11, 2000 by and among Loraca International, Inc., Loraca Acquisition Corp., The
               Lexus Companies, Inc. and the Shareholders of The Lexus
               Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2000                             LORACA INTERNATIONAL, INC.


                                                     By: /s/ Bernard A. Guy
                                                         -----------------------
                                                         Bernard A. Guy
                                                         President

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                                INDEX OF EXHIBITS



Exhibit       Description
-------       -----------

Exhibit 2.1* Agreement and Plan of Merger dated as of February 11, 2000 by and among Loraca International, Inc., Loraca Acquisition Corp., The Lexus Companies, Inc. and the Shareholders of The Lexus Companies, Inc. Schedules and similar attachments to this Exhibit have not been filed; upon request, Loraca will furnish supplementally to the Commission a copy of any omitted schedule.



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* Portions of Exhibit 2.1 are omitted pursuant to a request for confidential treatment filed concurrently with this report. Such portions are indicated with the text of the Exhibit by asterisks. Omitted portions will be filed separately with the Securities and Exchange Commission.


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